UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934
Date of report: (Date of earliest event reported): March 10, 2015
Chico’s FAS, Inc.
(Exact Name of Registrant as Specified in its Charter)
Florida

(State or Other Jurisdiction of Incorporation)

001-16435	59-2389435

(Commission File Number)	(IRS Employer Identification No.)

11215 Metro Parkway, Fort Myers, Florida	33966

(Address of Principal Executive Offices)	(Zip code)
(239) 277-6200

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On March 10, 2015, Chico’s FAS, Inc. and its wholly owned subsidiaries (the Company) elected to disclose fiscal 2014 and 2013 quarterly net sales and comparable sales results for the Chico's and Soma Intimates brands on an individual brand basis. A copy of the brands' net sales and comparable sales results is attached to this Report as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits:

Exhibit 99.1	Chico's and Soma Intimates Brands Fiscal 2014 and 2013 Quarterly Sales Disclosure

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHICO’S FAS, INC.

By:
Date: March 10, 2015	/s/ Todd E. Vogensen
Todd E. Vogensen, Executive Vice President, Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

Exhibit 99.1	Chico's and Soma Intimates Brands Fiscal 2014 and 2013 Quarterly Sales Disclosure